Prospectus

Templeton Developing Markets Trust
ADVISOR CLASS

INVESTMENT STRATEGY  Global Growth

MAY 1, 2000






[Insert Franklin Templeton "Butterball" logo]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

2  Goal and Strategies

4  Main Risks

7  Performance

8  Fees and Expenses

9  Management

10  Distributions and Taxes

11  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

12 Qualified Investors

13 Buying Shares

14 Investor Services

16 Selling Shares

18 Account Policies

20 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover



THE FUND

GOAL AND STRATEGIES

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GOAL  The fund's investment goal is long-term capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of developing market companies.

For purposes of the fund's investments, developing market companies are those:

o whose securities trade in developing markets or that have a significant portion of their assets in developing market countries;
o that derive a significant share of their total revenue from goods or services produced or sold in developing market countries;
o  linked to currencies of developing market countries; or
o organized under the laws of, or with principal offices in, developing market countries.

Developing market countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Developing market countries are described more fully in the fund's Statement of Additional Information (SAI).

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation. The fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

[Begin Callout]
The fund invests primarily in the common stocks of developing market companies.
[End Callout]

In addition to its main investments, the fund may invest a portion of its assets in the equity securities of issuers in developed market countries. The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market.

When choosing equity investments for this fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, the fund's manager strongly believes in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, short-term corporate obligations, bank obligations, and repurchase agreements denominated in the currency of any nation. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.

MAIN RISKS

[INSERT GRAPHIC OF CHART WITH LINES GOING UP AND DOWN]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin Callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End Callout]

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time. Restrictions on currency trading that may be imposed by developing market countries will have an adverse affect on the value of the securities of companies that trade or operate in such countries.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices. In developing markets, a previously established liquid securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.

DEVELOPING MARKETS. The fund's investments in developing markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:


o Political and social uncertainty (for example, regional conflicts and risk of war)
o    Currency exchange rate volatility
o    Pervasiveness of corruption and crime
o    Delays in settling portfolio transactions
o    Risk of loss arising out of systems of share registration and custody


o Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.


o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.
o    Currency and capital controls


o    Greater sensitivity to interest rate changes

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES OF COMPANIES IN DEVELOPED MARKETS, AND INCREASE THE RISK OF LOSS TO THE FUND.

The definition of developing markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.


LIQUIDITY Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event.

More detailed information about the fund, its policies and risks can be found in the fund's SAI.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 8 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/

 [Insert bar graph]


-9.75%  74.49%  -8.58%  0.36%  22.51%  -9.18%  -18.74%  51.95%
92      93      94      95      96      97      98       99

                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '99  26.58%

WORST QUARTER:
Q4 '97  -24.81%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999
                                                          SINCE
                                       1 YEAR    5 YEARS  INCEPTION
                                                          (10/17/91)
--------------------------------------------------------------------
Templeton Developing Markets Trust
-  Advisor Class/2/                      51.95%     6.66%     8.78%
MSCI Emerging Markets Free Index/3/      66.41%     2.00%    10.25%
IFC Investable Composite Index/4/        67.11%     2.17%     9.33%

1. As of March 31, 2000, the fund's year-to-date return was -7.11%
2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. This unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. Source: Standard & Poor's Micropal. This unmanaged IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2000 stocks in countries such as Brazil, Mexico, China and South Korea. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on        None
purchases
Exchange fee                                  None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees                               1.25%
Distribution and service (12b-1) fees         None
Other expenses                                0.49%
                                              ----------------------
Total annual fund operating expenses          1.74%
                                              ----------------------



EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o     The fund's operating expenses remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $177      $548      $944    $2,052


[Insert graphic of briefcase] MANAGEMENT


Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong
Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $229 billion in assets.


The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.


The fund pays Asset Management Hong Kong a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 1.25% of its average daily net assets to the manager for its services.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R). TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.


[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 1999, and by other auditors for the fiscal years before December 31, 1999.

ADVISOR CLASS                 YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------
                           1999/2/,/4/  1998    1997
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             10.28    12.93   15.43
                            -----------------------------------------
   Net investment income        .09      .23     .17
   Net realized and
   unrealized gains            5.25   (2.60)  (1.63)
                            -----------------------------------------
Total from investment
operations                     5.34   (2.37)  (1.46)
                            -----------------------------------------
Less distributions from
net investment income            --    (.23)   (.20)
Net realized gains               --    (.05)   (.53)
In excess of net realized
gains                            --       --   (.31)
                            -----------------------------------------
Total distributions              --    (.28)  (1.04)
                            -----------------------------------------
Net asset value, end of       15.62    10.28   12.93
year
                            -----------------------------------------
Total return (%)/1/           51.95  (18.47)  (9.36)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                    190,341  115,494  98,101
Ratios to average net
assets: (%)
   Expenses                    1.74     1.78   1.69/3/
   Net investment income        .72     1.82   1.04/3/
Portfolio turnover rate (%)   45.82    37.51   30.06

1.    Total return is not annualized.
2.    Based on average weighted shares outstanding.
3.    Annualized.
4. For the period January 1, 1997 (effective date) to December 31, 1997. Based on average weighted shares outstanding.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS


The following investors may qualify to buy Advisor Class shares of the fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

o  Accounts managed by the Franklin Templeton Group. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
---------------------------------------------------------------------
                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic
of hands
shaking]         Contact your investment   Contact your investment
                 representative            representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------------
                 Make your check payable   Make your check payable
[Insert graphic  to Templeton Developing   to Templeton Developing
of envelope]     Markets Trust.            Markets Trust. Include
                                           your account number on
BY MAIL          Mail the check and your   the check.
                 signed application to
                 Investor Services.        Fill out the deposit
                                           slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
[Insert graphic  Call to receive a wire    Call to receive a wire
of three         control number and wire   control number and wire
lightning bolts] instructions.             instructions.

                 Wire the funds and mail   To make a same day wire
                 your signed application   investment, please call
BY WIRE          to Investor Services.     us by 1:00 p.m. Pacific
                 Please include the wire   time and make sure your
1-800/632-2301   control number or your    wire arrives by 3:00
(or              new account number on     p.m.
1-650/312-2000   the application.
collect)
                 To make a same day wire
                 investment, please call
                 us by 1:00 p.m. Pacific
                 time and make sure your
                 wire arrives by 3:00
                 p.m.
---------------------------------------------------------------------
[Insert graphic  Call Shareholder          Call Shareholder
of two arrows    Services at the number    Services at the number
pointing in      below, or send signed     below, or send signed
opposite         written instructions.     written instructions.
directions]      (Please see page 15 for   (Please see page 15 for
                 information on            information on
BY EXCHANGE      exchanges.)               exchanges.)

---------------------------------------------------------------------

                     FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the fund automatically by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 19).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
----------------------------------------------------------
                 TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic
of hands
shaking]         Contact your investment representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert          Send written instructions and endorsed
graphic  of      share certificates (if you hold share
envelope]        certificates) to Investor Services.
                 Corporate, partnership or trust
BY MAIL          accounts may need to send additional
                 documents.

                 Specify the fund, the account number
                 and the dollar value or number of
                 shares you wish to sell. Be sure to
                 include all necessary signatures and
                 any additional documents, as well as
                 signature guarantees if required.

                 A check will be mailed to the name(s)
                 and address on the account, or
                 otherwise according to your written
                 instructions.
----------------------------------------------------------
[Insert graphic  As long as your transaction is for
of phone]        $100,000 or less, you do not hold share
                 certificates and you have not changed
BY PHONE         your address by phone within the last
                 15 days, you can sell your shares by
1-800/632-2301   phone.

                 A check will be mailed to the name(s)
                 and address on the account. Written
                 instructions, with a signature
                 guarantee, are required to send the
                 check to another address or to make it
                 payable to another person.
----------------------------------------------------------


[Insert          You can call or write to have
graphic  of      redemption proceeds sent to a bank
three lightning  account. See the policies above for
bolts]           selling shares by mail or phone.

                 Before requesting to have redemption
                 proceeds sent to a bank account, please
                 make sure we have your bank account
BY ELECTRONIC    information on file. If we do not have
FUNDS TRANSFER   this information, you will need to send
(ACH)            written instructions with your bank's
                 name and address, a voided check or
                 savings account deposit slip, and a
                 signature guarantee if the ownership of
                 the bank and fund accounts is different.

                 If we receive your request in proper
                 form by 1:00 p.m. Pacific time,
                 proceeds sent by ACH generally will be
                 available within two to three business
                 days.

----------------------------------------------------------

[Insert graphic  Obtain a current prospectus for the
of two arrows    fund you are considering.
pointing in
opposite         Call Shareholder Services at the number
directions]      below, or send signed written
                 instructions. See the policies above
BY EXCHANGE      for selling shares by mail or phone.

                 If you hold share certificates, you
                 will need to return them to the fund
                 before your exchange can be processed.
----------------------------------------------------------

                     FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws


o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)



Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.


Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)



FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com


You also can obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.



Investment Company Act file #811-6378                             711 PA 05/00